UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported) July 27, 2006 (July 27, 2006)

                                  QUOVADX, INC.
                                  -------------
             (Exact name of Registrant as Specified in its Charter)



         Delaware                       000-29273                85-0373486
-----------------------------          ------------          -------------------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)



         7600 E. Orchard Road, Suite 300-S, Greenwood Village, CO 80111
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 488-2019



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On July 27, 2006, Quovadx, Inc., a Delaware corporation (the "Registrant" or "Company"), issued a press release announcing its financial results for its second quarter ended June 30, 2006. The press release is attached as Exhibit
99.1 to this Form 8-K, the text of which is incorporated herein by reference.

Exhibit 99.1 to this Form 8-K contains "non-GAAP financial measure(s)" as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company believes these measures provide useful information to management and to investors. The non-GAAP financial measures are Days Sales Outstanding ("DSO") for the three months ended June 30, 2006 and 2005, and earnings before interest, taxes, depreciation and amortization ("EBITDA") on a consolidated basis and for each business division for the three months ended June 30, 2006 and 2005, which should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with Generally Accepted Accounting Principles in the United States ("GAAP").
     o DSO is calculated as: net outstanding accounts and unbilled receivables at the end of the quarter divided by total revenue for the quarter, multiplied by 90.
     o Reconciliations of EBITDA for the three and six months ended June 30, 2006 and 2005, as compared to the most directly similar GAAP financial measures, are presented in the EBITDA reconciliation tables below. The Company believes that such presentation provides useful information to management and to investors.

Quovadx, Inc.
EBITDA Reconciliation
(in thousands)
(Unaudited)

Total Company                                    Three Months Ended June 30,     Six Months Ended June 30,
                                                ----------------------------- -------------------------------
                                                         2006           2005            2006            2005
                                                -------------- -------------- --------------- ---------------

GAAP net loss                                         $(1,310)          $(90)        $(9,076)        $(1,599)
Interest income                                          (230)          (199)           (622)           (204)
Depreciation & amortization                             2,934          3,033           5,683           5,944
Income taxes                                              137             80             195             153
                                                -------------- -------------- --------------- ---------------
EBITDA                                                 $1,531         $2,824         $(3,820)         $4,294
                                                ============== ============== =============== ===============


Integration Solutions Division (ISD)             Three Months Ended June 30,     Six Months Ended June 30,
                                                ----------------------------- -------------------------------
                                                         2006           2005            2006            2005
                                                -------------- -------------- --------------- ---------------
Net income from operations                               $424           $344            $804            $971
Depreciation & amortization                             1,308          1,472           2,559           2,816
                                                -------------- -------------- --------------- ---------------
EBITDA                                                 $1,732         $1,816          $3,363          $3,787
                                                ============== ============== =============== ===============


CareScience Division                             Three Months Ended June 30,     Six Months Ended June 30,
                                                ----------------------------- -------------------------------
                                                         2006           2005            2006            2005
                                                -------------- -------------- --------------- ---------------
Net (loss)/income from operations                       $(131)          $218            $448            $168
Depreciation & amortization                               438            496             888           1,005
                                                -------------- -------------- --------------- ---------------
EBITDA                                                   $307           $714          $1,336          $1,173
                                                ============== ============== =============== ===============


Rogue Wave Software Division                     Three Months Ended June 30,     Six Months Ended June 30,
                                                ----------------------------- -------------------------------
                                                         2006           2005            2006            2005
                                                -------------- -------------- --------------- ---------------
Net income from operations                             $2,506         $2,558          $4,745          $4,763
Depreciation & amortization                             1,003            933           1,926           1,891
                                                -------------- -------------- --------------- ---------------
EBITDA                                                 $3,509         $3,491          $6,671          $6,654
                                                ============== ============== =============== ===============


The information in this Item 2.02 of this Form 8-K and the related Exhibit 99.1 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

Item 9.01         Financial Statements and Exhibits.

(c) Exhibits.

         Exhibit
         Number                          Exhibit
         ------                          -------

         99.1            Press release of the Registrant, dated July 27, 2006

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                QUOVADX, INC.

Date: July 27, 2006
                                                /S/ LINDA K. WACKWITZ
                                                --------------------------
                                                Linda K. Wackwitz
                                                Secretary

                                  EXHIBIT INDEX


         Exhibit
         Number                            Exhibit
         ------                            -------

         99.1            Press release of the Registrant, dated July 27, 2006